Exhibit 99.1

Cellular Information for Better Healthcare

Management Presentation

June 2005

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

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Trading Information

Trading Symbol IMMC

National Market NASDAQ

Recent Stock Price (6/15/05) $5.96

52 week high $10.61

52 week low $3.61

Shares outstanding 23.3 million

Market capitalization (6/15/05) $139 million

Immunicon Value Proposition

Our products significantly improve cancer disease management

Strategic marketing partnership in cancer with J&J (Veridex)

Commercialization process well underway

Compelling clinical data

Superior value for health care system

FDA clearances received

J&J executing sales plan (e.g., Quest Diagnostics)

Multiple applications for current products and technologies

Unique, high value-added commercial platforms

Low incremental investment to develop future products

Additional large market opportunities

Extensive intellectual property position

Continuing value-drivers and catalysts

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Entrepreneurial and Experienced Management Team

Name Position

Ed Erickson Chairman & CEO

Byron Hewett President & COO

Michael Kagan VP, Operations

Carrie Mulherin VP, Marketing

Peter Scott VP, QA/Regulatory Affairs

Leon Terstappen, MD, PhD Sr. VP, R&D and CSO

Mark Connelly, PhD VP, Reagent Development

John Verrant VP, Engineering

James Murphy, CPA Sr. VP F&A, CFO

Teresa Lipcsey, CPA VP, Corporate Controller

James Wilcox, Esq. VP, Chief Counsel

A Systems Approach to Rare Cell Analysis

Kits and Marker Reagents

Cell Analysis Kits for Counting

Marker Reagents for Characterization

Enrichment Kits for MDx

Sample Preservation

Standardized Processing

Analysis

Off-Line Molecular and Protein Analyses

4

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Circulating Tumor Cells as a “Real-Time Biopsy” Blood Test

Circulating Tumor Cells (CTCs) and Associated Markers:

Assess Prognosis

Count Direct Therapy

Monitor Disease

Phenotype Diagnose

& Genotype Specify Therapy

Determine Risk Assessment

Presence for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells may mean pan-carcinoma capability

CellTracks® Technology

Sample Collection and Preservation

Standardized Rare Cell Capture

Enrichment Kits for Molecular Analysis

Kits and Marker Reagents for Cell Analysis

Count and Characterize Rare Cells

Circulating Tumor Cells Predict Survival

Before initiation of therapy

CTCs: A New Tool to Manage Metastatic Breast Cancer

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

8 NEJM 2004, ASCO 2004 / 2005

<5 CTCs n=90 (51%)

Logrank p < 0.0001

21.9 Months

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

1 <5 CTCs at All Time Points 83 (47%)

2 >5 at Baseline & <5 CTC at Last Draw 38 (21%)

3 <5 at Early Draw & >5 CTC at Last Draw 17 (10%)

4 >5 CTCs at All Time Points 39 (22%)

1 vs. 2 p=0.3188 1 vs. 3 p=0.0014 1 vs. 4 p<0.0001

2 vs. 3 p=0.0397

2 vs. 4 p<0.0001 3 vs. 4 p=0.0051

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

9 ASCO 2005 M Cristofanilli, MD. MD Anderson

10.9 Months

>5 CTCs n=87 (49%)

%Probability of Survival

%Probability of Survival

A New Standard for Cancer Disease Management

Current standard: Future standard:

Radiologist measures changes in Number, protein expression, lesions on a CT scan to assess and/or gene expression of CTCs tumor burden increase/decrease better reflects efficacy of treatment

Subjective, semi-quantitative Objective, quantitative 3-6 months 3-4 weeks

CTCs Predict Outcome Earlier and Better Than Imaging

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Time from Baseline (Months)

S / PR & <5 CTCs n=83 (60%)

PRO & <5 CTCs n=20 (14%)

26.9 Months

1

2 vs. 3 p=0.3586 2 vs. 4 p=0.0008

3 vs. 4 p=0.0518

1 vs. 2 p=0.1878 1 vs. 3 p=0.0175 1 vs. 4 p<0.0001

11 ASCO 2005 T. Budd, MD. Cleveland Clinic

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6.4 Months

19.9

15.3 Months Months S / PR & >5 CTCs n=13 ( 9%)

2 3 4

PRO & >5 CTCs n=22 (16%)

%Probability of Survival

Significant Clinical Utility of Circulating Tumor Cells

Early evidence of treatment failure. Change therapy within weeks.

Predictive at any time point during treatment.

A surrogate marker in non-measurable as well as measurable metastatic breast cancer.

A surrogate marker for patients undergoing chemotherapy as well as hormonal therapy

Meaningful surrogate endpoint in therapeutic trials.

“Real-Time Biopsy” from a Blood Sample

Enables selection of targeted therapies

Taxol

225 200 175 150 125 100 75 50 25 0

Herceptin

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Time (weeks) A

Her2 +++ Her2 ++

Her2 + Her2 -

13 Int J Oncol 21: 1111-1118, 2002

“Real-Time Biopsy” from a Blood Sample

CellSearch Profile Kit



Gene Expression Profiling of Carcinomas



CTCs
Genes
Pan Cancer
Colon Cancer
Breast Cancer
Prostate Cancer
Hormone refractory
Hormone sensitive
50 Normal Donors
13 Breast Cancer Patients
31 Prostate Cancer Patients
30 Colon Cancer Patients

14 Priority Report, Cancer Research June 15, 2005

IMMUNICON

Current Clinical Development Programs

- Colorectal Cancer
  - Planned interim analysis encouraging
  - ~400 patient labeling study in progress (>60% enrolled)
- Prostate Cancer
  - Research showed correlation between CTCs and outcome
  - ~200 patient labeling study in progress (>40% enrolled)
- Other
  - CTCs are present in many metastatic carcinomas
  - Gene expression profiling on CTCs demonstrated
  - CECs are elevated in cancer patients

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IMMUNICON

Many Product Opportunities

- **Follow-on applications in cancer**
  - Other settings in cancer (diagnosis, recurrence monitoring,...)
  - RNA/DNA/protein assays
  - Detection of tumor cells in bone marrow
  - Detection of endothelial cells (treatment toxicity, angiogenesis,...)
- **Circulating Endothelial Cell (CEC) applications**
  - Cardiovascular
  - Autoimmune diseases and other fields
- **Pharmaceutical development tools (CTCs, CECs,...)**
- **Simple cell counting technology (CellTracks EasyCount System)**

16 IMMUNICON

Significant Market Opportunity

Overall U.S. Market

- Cancer is the second leading killer
  - Prevalence: 9.8 million survivors
  - Incidence: 1.37 million new diagnoses p.a.
  - Mortality: 570,280 deaths p.a.
- ~86% of all cancers are carcinomas (solid tumors)
  - CellSearch™ System is "pan-carcinoma"

17 Cancer Facts and Figures 2005, American Cancer Society IMMUNICON

Sales and Marketing Strategy

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

Immunicon develops and manufactures

J&J finishes, sells and services

Revenue shared (~30% to IMMC on reagents)

Access to J&J technology, expertise and distribution

Reimbursement – J&J responsibility

Existing CPT codes for reimbursement exist now

Clinical data correlates with patient outcomes

Positive cost/benefit

Large equity investment by J&J Development Corp.

Veridex provides central focus in J&J

Pathologists

Oncologists

Surgeons

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Commercialization Status (Quarter Ended 3/31/05)

26 CellTracks® AutoPrep Systems and 25 CellSpotter® Analyzers shipped

Customers in the USA, Europe and Japan

Customers include reference labs, hospitals, CRO, major Pharma

Quest Diagnostics (USA)

SRL (Japan)

Reference labs are multi-placement opportunities

Estimated Return for Immunicon per Test **

Immunicon gets ~31% of revenue

Revenue per test (to the lab) $175

IMMC share >$50 per test

Gross profit >$40 per test

Gross margin % 75 – 80%

Continuing R&D investment (10%) ~$15 - $20 per test

Contribution ~$20 - $30 per test

Contribution margin 40% to 50%

** Assumes normal test volume after initial instrument installation phase

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Comparison of Estimated Key Economics to Lab & IMMC

Lab Immunicon

Instrumentation $150,000 ~$127,000

CellSearch Test $175 ~$50

Medicare

~$380

reimbursement

Contribution to lab

~$200

(before labor)

Example of Payback Scenario for Instrument Purchase

Instrumentation

System purchase price (to lab) $150,000

Cost per test to hospital (to lab) $175

Estimated reimbursement/ test (Medicare rates) ~$380

Contribution to hospital per test ~$200

Payback analysis

Purchase price/contribution per test $150,000 inst cost / $200 per test = 750 tests

Total tests/ tests per work day 750 / 10 tests per day (throughput) = 75 work days

Total work days/ work days per month 75 / 21 work days per month

Payback in months 3.5 months

Note that if utilization is 5 per day then payback is less than 7 months Also note that system throughput is ~16 tests per day for a single system (One CellTracks AutoPrep System + one CellTracks Analyzer II)

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Capitalization

(Dollars in thousands)	March 31, 2005	December 31, 2004
Cash and cash equivalents	$ 47,382	$ 53,103
Long term debt, less current portion	$ 2,899	$ 2,587
Common stock, $0.001 par value, 100,000,000 authorized, 23.3 million and 23.2 million shares issued and outstanding as of March 31, 2005 and December 31, 2004, respectively	23	23
Additional paid in capital	143,775	142,670
Accumulated deficit	(98,598)	(91,539)
Other	(2,935)	(2,316)
Total stockholders' equity	42,265	48,838
Total capitalization	$ 45,164	$ 51,425

Cash burn guidance for 2005 improved to $32 to $35 million

Borrowing capacity of ~$10 million @ 3/31/05

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IMMUNICON

Milestones Achieved

- Publication in ***New England Journal of Medicine*** Q3/04
- U.S. *in vitro* diagnostic (IVD) launch Q3/04
- Announced deal with Quest Diagnostics Q3/04
- Shipped units to Europe and Japan (RUO) Q2&Q3/04
- Positive data in "bone only" breast cancer Q4/04
- Positive interim data in colorectal cancer Q4/04
- Commenced clinical trial in prostate cancer Q4/04
- Publication in JCO on CTCs in 1st line Rx Q1/05
- 510(k) clearance for CellTracks Analyzer II Q1/05
- New data -- 2005 AACR/ASCO/*Urology* Q2/05

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IMMUNICON

Near-term Milestones

♦ Launch CellTracks Analyzer II	June 05
♦ Circulating Endothelial Cells (CECs)	
– Clinical research studies	In progress
– RUO commercialization	In progress
♦ 510(k) for new data in breast cancer	H2/05
♦ San Antonio Breast Cancer Symposium	Q4/05
♦ Bone marrow assay (RUO)	Q1/2006
♦ Colorectal cancer data/510(k)	2006
♦ Prostate cancer data/510(k)	2007

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IMMUNICON

Immunicon Value Proposition

- Our products significantly improve cancer disease management
- Strategic marketing partnership in cancer with J&J (Veridex)
- Commercialization process well underway
  - Compelling clinical data
  - Superior value for health care system
  - FDA clearances received
  - J&J executing sales plan (e.g., Quest Diagnostics)
- Multiple applications for current products and technologies
  - Unique, high value-added commercial platforms
  - Low incremental investment to develop future products
  - Additional large market opportunities
- Extensive intellectual property position
- Continuing value-drivers and catalysts

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IMMUNICON

Contact Information

3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006 phone 215.830.0777 fax 215.830.0751 web www.immunicon.com

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